                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  December 31, 1996

                         Commission file number 0-27168

                                METATOOLS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                       95-4102687
(State of incorporation)                 (I.R.S. Employer Identification Number)

                  6303 Carpinteria Ave., Carpinteria, CA 93013
                    (Address of principal executive offices)

                                 (805) 566-6200
              (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets

  On December 31, 1996, MetaTools, Inc. (the "Company") completed the acquisition of Real Time Geometry Corporation ("RTG"), a privately held company based in Princeton, New Jersey, specializing in real time 3D graphics and visualization technologies, pursuant to the Stock Purchase Agreement, dated as of December 23, 1996 (the "Purchase Agreement"). Under the terms of the Purchase Agreement, the stockholders and optionholders of RTG received a combination of shares of the Company's common stock and options to purchase shares of the Company's common stock valued at approximately $12 million at December 31, 1996, the closing date. The acquisition will be accounted for by the Company under the purchase method of accounting.

  RTG's existing operations will remain in Princeton, New Jersey as the Company's Real Time Geometry research and development lab, led by Alexander Migdal, Vice President and Chief Scientist, and Robert Rice, Vice President of Business Development. In connection with the acquisition, the Company entered into employment agreements with both Alexander Migdal and Robert Rice, entered into a noncompetition agreement with Alexander Migdal, and amended and restated its Investors' Rights Agreement.

  The terms of the Purchase Agreement were derived through arm's-length negotiations between the parties.


Item 7.  Financial Statements and Exhibits

(a)  Financial Statements

  As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after January 14, 1997.

(b) Pro Forma Financial Information

  As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after January 14, 1997.

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(c) Exhibits

     Exhibit
     Number                        Exhibit Title
     -------                       -------------

      2.2        Stock Purchase Agreement between the Registrant and Real Time
                 Geometry Corporation dated December 23, 1996 (the exhibits listed therein have been omitted and filed separately as Exhibits 10.22, 10.23, 10.24, and 10.25)
     10.22       Employment Agreement between the Registrant and Alexander
                 Migdal dated December 31, 1996
     10.23 Employment Agreement between the Registrant and Robert Rice dated December 31, 1996
     10.24       Noncompetition Agreement between the Registrant and Alexander
                 Migdal dated December 31, 1996
     10.25       Amended and Restated Investors' Rights Agreement
     99.1        Press Release

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            METATOOLS, INC.
                                            (Registrant)



Date:  January 14, 1997                     /s/ TERANCE A. KINNINGER
                                            ------------------------
                                            Terance A. Kinninger
                                            Vice President and
                                            Chief Financial Officer

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